                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Report:                May 17, 1995

                Date of earliest
                 event reported:               May 16, 1995



                         LINCOLN NATIONAL CORPORATION
            ------------------------------------------------------
            (exact name of registrant as specified in its charter)



   Indiana                        1-6028                        35-1140070
- --------------           ------------------------           -------------------
  (State of              (Commission File Number)             (IRS Employer
Incorporation)                                              Identification No.)

200 East Berry Street,             Fort Wayne, Indiana             46802-2706
- -------------------------------------------------------------------------------
    (Address of principal executive offices)                       (Zip Code)



                                 219-455-2000
                       -------------------------------
                        (Registrant's telephone number)

ITEM 5. OTHER EVENTS


          This Calculation of Ratio of Earnings to Fixed Charges (Schedule I), form of Pricing Agreement (Schedule II) and form of Debenture (Schedule
     III) are being filed in connection with the Company's Registration Statement on Form S-3, File No. 33-55379, and its proposed issuance of $200 million principal amount of 7 1/4% Debentures due May 15, 2005 (the "Debentures").

          The initial set of pro forma ratios in Schedule I are after giving effect to the net increase in interest expense due to the issuance of the Debentures at a maximum assumed rate of 7 1/2%, less the repayment of $200.0 million of short-term debt at a weighted average interest rate of 6.0%. The second set of pro forma ratios in Schedule I are after assuming a decrease of 1/8 of 1% from the maximum assumed interest rate of 7 1/2%.

          The form of the Underwriting Agreement incorporated by reference into the Pricing Agreement filed as Schedule II was previously filed with the Commission under cover of a Form 8-K on September 29, 1994.

SCHEDULE I-CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES - HISTORICAL BASIS

                               ($'S IN MILLIONS)

                                         THREE MONTHS ENDED       YEAR ENDED
                                       MARCH 31,    MARCH 31,    DECEMBER 31,
                                         1995         1994           1994
                                       ---------    ---------    ------------
EARNINGS:
Income before federal
 income tax -----------------------      $179.4       $182.3       $  376.3
Undistributed earnings
 of unconsolidated
 affiliates -----------------------        (5.1)        (0.7)         (14.6)
Fixed charges, excluding
 interest on annuities
 and financial products -----------        18.5         15.6           66.6
                                         ------       ------       --------

  Earnings, excluding interest
   on annuities and
   financial products -------------       192.8        197.2          428.3

Interest on annuities and
 financial products ---------------       335.3        305.3        1,260.9
                                         ------       ------       --------

  Earnings ------------------------      $528.1       $502.5       $1,689.2

FIXED CHARGES:
Interest expense on debt-----------      $ 14.0       $ 11.3       $   49.5
Interest component of
 rent expense ---------------------         4.5          4.3           17.1
                                         ------       ------       --------

  Fixed charges, excluding
   interest on annuities
   and financial products ---------        18.5         15.6           66.6

Interest on annuities and
 financial products ---------------       335.3        305.3        1,260.9
                                         ------       ------       --------

  Fixed charges -------------------       353.8        320.9        1,327.5

Pre-tax earnings to cover
 preferred stock dividends --------         5.7          5.2           18.5
                                         ------       ------       --------

  Combined fixed charges and
   preferred stock
   dividends ----------------------      $359.5       $326.1       $1,346.0

RATIOS OF EARNINGS TO FIXED:
Excluding interest on
 annuities and financial
 products (1) ---------------------       10.44        12.67           6.43

Including interest on
 annuities and financial
 products (2) ---------------------        1.49         1.57           1.27

Ratio of earnings to
 combined fixed charges
 and preferred stock
 dividends (3) --------------------        1.47         1.54           1.25

(1) This ratio is comprised of the relationship of "earnings excluding interest on annuities and financial products" to "fixed charges excluding interest on annuities and financial products" as disclosed above.

(2) This ratio is comprised of the relationship of "earnings" to "fixed charges" as disclosed above.

(3) This ratio is comprised of the relationship of "earnings" to "combined fixed charges and preferred stock dividends" as disclosed above.

      CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES - PRO FORMA BASIS

                               ($'S IN MILLIONS)

                                         THREE MONTHS                    THREE MONTHS
                                            ENDED         YEAR ENDED        ENDED         YEAR ENDED
                                          MARCH 31,      DECEMBER 31,     MARCH 31,      DECEMBER 31,
                                             1995           1994             1995            1994
                                         ------------    ------------    ------------    ------------
                                             [7 1/2% LT, 6.0% ST]            [7 3/8% LT, 6.0% ST]
EARNINGS:
Income before federal
 income tax -----------------               $178.7         $  373.3         $178.8         $  373.6
Undistributed earnings
 of unconsolidated
 affiliates -----------------                 (5.1)           (14.6)          (5.1)           (14.6)
Fixed charges, excluding
 interest on annuities
 and financial products -----                 19.2             69.6           19.1             69.3
                                            ------         --------         ------         --------
  Earnings, excluding
   interest
   on annuities and
   financial products -------                192.8            428.3          192.8            428.3

Interest on annuities and
 financial products ---------                335.3          1,260.9          335.3          1,260.9
                                            ------         --------         ------         --------
  Earnings ------------------               $528.1         $1,689.2         $528.1         $1,689.2

FIXED CHARGES:
Interest expense on debt-----               $ 14.7         $   52.5         $ 14.6         $   52.2
Interest component of
 rent expense ---------------                  4.5             17.1            4.5             17.1
                                            ------         --------         ------         --------
  Fixed charges, excluding
   interest on annuities
   and financial products ---                 19.2             69.6           19.1             69.3

Interest on annuities and
 financial products ---------                335.3          1,260.9          335.3          1,260.9
                                            ------         --------         ------         --------
  Fixed charges -------------                354.5          1,330.5          354.4          1,330.2

Pre-tax earnings to cover
 preferred stock dividends --                  5.7             18.5            5.7             18.5
                                            ------         --------         ------         --------
  Combined fixed charges and
   preferred stock
   dividends ----------------               $360.2         $1,349.0         $360.1         $1,348.7

RATIOS OF EARNINGS TO FIXED:
Excluding interest on
 annuities and financial
 products (1) ---------------                 10.03            6.15          10.06             6.17

Including interest on
 annuities and financial
 products (2) ---------------                  1.49            1.27           1.49             1.27

Ratio of earnings to
 combined fixed charges
 and preferred stock
 dividends (3) --------------                  1.47            1.25           1.47             1.25

(1) This ratio is comprised of the relationship of "earnings excluding interest on annuities and financial products" to "fixed charges excluding interest on annuities and financial products" as disclosed above.

(2) This ratio is comprised of the relationship of "earnings" to "fixed charges" as disclosed above.

(3) This ratio is comprised of the relationship of "earnings" to "combined fixed charges and preferred stock dividends" as disclosed above.

SCHEDULE II-FORM OF PRICING AGREEMENT



                               Pricing Agreement
                               -----------------

                                                               May 16, 1995



Ladies and Gentlemen:

     Lincoln National Corporation, an Indiana corporation (the "Company"), proposes, subject to the terms and conditions stated herein (this "Agreement") and in the Underwriting Agreement, dated September 29, 1994 (the "Underwriting Agreement") executed by the Company, to issue and sell to the Underwriters named in Schedule I hereto (the '"Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Agreement, except that each representation and warranty which refers to the Final Prospectus in Section 1 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Final Prospectus (as therein defined), and also a representation and warranty as of the date of this Agreement in relation to the Final Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to the Underwriting Agreement and the address of the Representatives are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Basic Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount or the number of shares, as the case may be, of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers hereof.

                              Very truly yours,

                              LINCOLN NATIONAL CORPORATION



                              By:
                                  --------------------------------

                              Title:
                                     -----------------------------



Accepted as of the date hereof:


Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated


By:  Lehman Brothers Inc.


     On behalf of each of the Underwriters


By:
    --------------------------------
Title:
       ----------------------------------

                                  SCHEDULE I

                                           Principal Amount
                                          or Number of Shares
                                           of Securities to
Underwriters                                 Be Purchased
- ------------                              -------------------
Lehman Brothers Inc.....................        $67,000,000
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated......................        $66,500,000
Morgan Stanley & Co. Incorporated.......        $66,500,000
                                               ------------
          Total.........................       $200,000,000
                                               ============

                                  SCHEDULE II

Underwriting Agreement dated September 29, 1994

Registration Statement No. 33-55379

Underwriters:

     Lehman Brothers Inc.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
     Morgan Stanley & Co. Incorporated


Title, Purchase Price and Description of Securities:

     Title:  7 1/4% Debentures due 2005

     Aggregate principal amount:  $200,000,000

     Number of Shares:  Not applicable

     Price to the public:  99.486%

     Purchase price (include accrued interest or amortization, if any):  98.836%

     Underwriting Discount:  .65%

     Sinking fund provisions:  None

     Redemption provisions: The Debentures are not redeemable prior to maturity.

     Other provisions:  None

     Maturity:  May 15, 2005

     Interest Rate:  7 1/4%, payable from May 23, 1995

     Interest Payment Dates:  May 15 and November 15, commencing November 15,
1995

     Record Dates: Next preceding April 30 for May 15 Interest Payment Date and October 31 for November 15 Interest Payment Date

Closing Date, Time and Location: May 23, 1995, 9:00 a.m., Sullivan & Cromwell, 125 Broad Street, New York, New York 10004

Delayed Delivery Arrangements:  None

Modification of items to be covered by the letter from Ernst & Young LLP delivered pursuant to
Section 5(g) at the time this Agreement is executed: None

Address of Representatives for purposes of this Agreement:


          Lehman Brothers Inc.
          3 World Financial Center
          16th Floor
          New York, New York  10285

SCHEDULE III-FORM OF DEBENTURE

                         LINCOLN NATIONAL CORPORATION

                       7 1/4% Debenture due May 15, 2005


[Registered]                                             CUSIP

No. R-                                                   U.S.$

          Unless this Debenture is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange, or payment, and any Debenture issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     Lincoln National Corporation, a corporation organized and existing under the laws of the State of Indiana (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ______________________________ Dollars
($___________________) on May 15, 2005 and to pay interest thereon from May 23, 1995 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15, in each year, commencing on November 15, 1995, at the rate of 7 1/4% per annum until the principal hereof is paid or such payment is duly provided for. The interest so payable and punctually paid or duly provided for on any interest payment date will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered at the close of business on the next preceding April 30 and October 31, respectively (each respectively a "Record Date"), subject to certain exceptions as provided in the Indenture. Payment of the principal of, and interest on, this Debenture will be made at the designated office or agency of the Company maintained for such purpose in The City of New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt or, at the option of the Company, interest so payable may be paid by check to the order of said Holder mailed to his address appearing on the Security Register. Any interest not so punctually paid or duly provided for shall be payable as provided in the Indenture. Interest on this Debenture will be computed on the basis of a 360-day year of twelve 30-day months.

     Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, Lincoln National Corporation has caused this instrument to be duly executed under its corporate seal.

                                    LINCOLN NATIONAL CORPORATION
                                    By______________________________
                                    Title:

Attest:


- --------------------------
Secretary

Dated:

                    Trustee's Certificate of Authentication


     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                       THE BANK OF NEW YORK, as
                                       Trustee

                                       By
                                          -------------------------------
                                               Authorized Signatory

                            [Reverse of Debenture]

          This Debenture is one of a duly authorized issue of Securities of the Company of a series hereinafter specified, all issued and to be issued under an Indenture dated as of September 15, 1994 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holder of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, the terms of which different series may vary as provided in the Indenture. This Debenture is one of a series of the Securities of the Company designated as its 7 1/4% Debentures due May 15, 2005 (herein called the "Debentures"), limited in aggregate principal amount to $200,000,000, except as otherwise provided in the Indenture.

          The Debentures are not redeemable prior to maturity and are not entitled to any sinking fund. If an Event of Default shall occur with respect to the Debentures, the principal of the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions for defeasance at any time of the Debentures, upon which the Company, at its option, shall be deemed to have been Discharged from its obligations with respect to the Debentures or shall cease to be under any obligation to comply with certain restrictive covenants of the Indenture.

          Subject to certain exceptions, the Indenture or the Debentures may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Outstanding Securities affected by such amendment or supplement voting as one class. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Debentures to, among other things, cure any ambiguity, defect or inconsistency. Subject to certain exceptions, any past default or Event of Default may be waived by the Holders of at least a majority in principal amount of the Outstanding Securities of any series affected on behalf of the Holders of the Securities of that series or the Holders of at least a majority in principal amount of all the Outstanding Securities voting as one class. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture or upon any Debenture issued upon the transfer hereof or in exchange herefor or in lieu hereof.

          No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the times, place, and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is transferable on the Security Register of the Company, upon surrender of this Debenture for transfer at the office or agency of the Company in The City of New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Debentures are issuable in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is exchangeable for a like aggregate principal amount of Debentures of different authorized denominations as requested by the Holder surrendering the same.

     No service charge will be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal of, or the interest on, this Debenture or for any claim based hereon or otherwise in any manner in respect hereof, or in respect of the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

     All capitalized terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                SIGNATURE PAGE



                         LINCOLN NATIONAL CORPORATION



             Pursuant to the requirements of the Securities
             Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                Lincoln National Corporation

                                By
                                   ----------------------------
                                   Richard C. Vaughan
                                   Executive Vice President and
                                   Chief Financial Officer


                                By /s/ Donald L. Van Wyngarden
                                   ----------------------------
                                   Donald L. Van Wyngarden
                                   Second Vice President and
                                   Controller



Date   May 16, 1995
     ---------------